Exhibit 99.2

Wynn Resorts, Limited

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1.	John Strzemp is the Chief Financial Officer of Wynn Resorts, Limited (the “Company”).

2.	The undersigned certifies to the best of his knowledge:

(A)	The Company’s Form 10-K/A for the annual period ended December 31, 2002 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(B)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 13, 2003

/s/ JOHN STRZEMP
John Strzemp
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)